SMITH BARNEY EQUITY FUNDS
on behalf of
SMITH BARNEY LARGE CAP BLEND FUND

Supplement dated September 14, 2000
to Prospectus dated May 30, 2000

On September 7, 2000 the Board of Trustees of Smith Barney Equity Funds on behalf of the Smith Barney Large Cap Blend Fund (the "Large Cap Blend Fund"), approved a proposed reorganization pursuant to which the Growth and Income Fund of Smith Barney Investment Series (the "Growth and Income Fund") will acquire the assets and assume the stated liabilities of the Large Cap Blend Fund in exchange for shares of the Growth and Income Fund. This reorganization will allow the Large Cap Blend Fund shareholders to maintain an investment in a fund that has substantially similar investment objectives and policies with the same portfolio manager.

Under the terms of the proposed reorganization Large Cap Blend Fund shareholders would receive shares of the Growth and Income Fund equal in value to their investment in the Large Cap Blend Fund in accordance with the terms of the reorganization. Large Cap Blend Fund shareholders would not be charged a sales load when Large Cap Blend Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of October 6, 2000 Salomon Smith Barney Inc. will no longer be accepting investments into the Large Cap Blend Fund.

The proposed reorganization is subject to the fulfillment of certain conditions, including the approval of the shareholders of the Large Cap Blend Fund. Proxy materials describing the proposed reorganization will be mailed to shareholders, of record on October 13, 2000, on or about October 23, 2000 in anticipation of a shareholder meeting on November 22, 2000. If approved by Large Cap Blend Fund shareholders at that time, the transaction will occur as soon after the shareholder meeting as practicable.



FD

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